EXECUTION COPY

AMENDMENT NO. 1

Dated as of March 30, 2012

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 13, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 30, 2012 by and among Rogers Corporation, a Massachusetts corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of July 13, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that Section 6.12(b) of the Credit Agreement is hereby amended to (i) delete the reference to “on and after June 30, 2011” appearing therein and replace such reference with a reference to “on any date during any period set forth below”, (ii) delete the reference to “2.50 to 1.00” appearing at the end thereof and replace such reference with a reference to “the ratio set forth below opposite such period” and (iii) insert the following table at the end thereof:

Period	Fixed Charge Coverage Ratio
March 31, 2012 through December 31, 2012	1.25 to 1.00
March 31, 2013 through December 31, 2013	1.50 to 1.00
March 31, 2014 and thereafter	1.75 to 1.00

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as

Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment upfront fee equal to 0.05% of such Lender’s Revolving Commitment and the amount of such Lender’s outstanding Term Loans and (iv) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (except to the extent that any such representations and warranties are made as of an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ROGERS CORPORATION,
as the Borrower

By: /s/ Paul B. Middleton
Name: Paul B. Middleton
Title: Treasurer

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By: /s/ David F. Gibbs
Name: David F. Gibbs
Title: Managing Director

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ David A. Carroll
Name: David A. Carroll
Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Gary Burdick
Name: Gary Burdick
Title: SVP

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

FIFTH THIRD BANK,
as a Lender

By: /s/  Valerie Schanzer
Name: Valerie Schanzer
Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

CITIBANK, N.A.,
as a Lender

By: /s/ William McAndrew
Name: William McAndrew
Title: SVP

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of July 13, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Rogers Corporation, a Massachusetts corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 to Amended and Restated Credit Agreement is dated as of March 30, 2012 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated March 30, 2012
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

WORLD PROPERTIES, INC. By: /s/ Paul B. Middleton Name: Paul B. Middleton Title: Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of July 13, 2011
Rogers Corporation